UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2020

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 363-3000

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	UUU	NYSE MKT LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On April 27, 2020, the Registrant entered into a Share Purchase Agreement with Lai Kwan Limited (“LKL”), the Registrant’s joint venture partner is Eyston Company Limited, the Registrant’s 50% owned Hong Kong Joint Venture (“Eyston”), effective March 31, 2020, with respect to the purchase by LKL of the Registrant’s 50% interest in Eyston in consideration for the cancellation of $4,000,000 of the Registrant’s $5,081,440 in accounts payable owed by the Registrant to Eyston (the “Repayment Agreement”). Under the terms of the Repayment Agreement, LKL purchased the Registrant’s 50% interest in Eyston and used the $4,000,000 to pay a like amount of the Registrant’s debt to Eyston. The remaining $1,081,440 of the Registrant’s debt to Eyston was converted into a term loan from Eyston to the Registrant, together with interest at the prime rate for U.S. Dollar loans as announced by Shanghai Commercial Bank in Hong Kong on the first day of each calendar month plus 2.0%. Interest is payable monthly, and the entire principal balance plus all accrued and unpaid interest is due on or before April 19, 2022.

The Registrant and Eyston intend that the Registrant will remain a customer of Eyston (accounting for approximately 90% of Eyston’s sales in Eyston’s fiscal year ended March 31, 2020), and Eyston will continue to manufacture and sell products to the Company with customary payment terms.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit No.

10.1	Share Purchase Agreement, dated April 27, 2020, between the Registrant and Eyston Company Limited

10.2	Term Loan Agreement, dated April 27, 2020, between the Registrant and Eyston Company Limited

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: May 1, 2020	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President